OMB APPROVAL
OMB Number: 3235-0570 Expires: August 31, 2011 Estimated average burden hours per response: 18.9
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number ___811-21689

The Piedmont Investment Trust

(Exact name of registrant as specified in charter)

120 Club Oaks Court, Suite 200 Winston-Salem, North Carolina	27104
(Address of principal executive offices)	(Zip code)

Tina H. Bloom, Esq.

Ultimus Fund Solutions, LLC     225 Pictoria Drive, Suite 450     Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:  (336) 765-2020

Date of fiscal year end:         March 31, 2010

Date of reporting period:       March 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Annual Report

March 31, 2010

This report and the financial statements contained herein are submitted for the general information of the shareholders of The Piedmont Select Equity Fund (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund’s distributor is a bank.

The Piedmont Select Equity Fund
Letter to Shareholders	May 20, 2010

For the fiscal year ended March 31, 2010, The Piedmont Select Equity Fund (the “Fund”) returned 34.27%, which in any normal twelve month period would be spectacular. However, because of the near death experience of the markets and perhaps, the world as we know it, in 2008-2009, the market as measured by the Standard and Poor’s 500 Index (the “S&P 500”) was up 49.77% during this same period. The Fund’s relative underperformance was caused by under exposure to Financials and cash and short positions which are not present in the S&P 500. I am not going to apologize for underperforming in an up 50% stock market as I don’t believe the average investor is striving for outsized returns either up or down. I will point out that the Fund has out-performed the S&P 500 in two of the last three calendar years in both up and down markets and has out-performed over the three-year period ended March 31, 2010.

We have not changed our investment process of investing in higher quality companies with good sales growth, high margins and returns whose price/earnings multiples do not reflect our view of their future. We also occasionally invest in smaller companies with compelling outlooks or extreme under-valuation but these will never be a focus of the Fund. Unfortunately, during most of fiscal 2010, lower quality, leveraged companies provided the best returns and we will always be under-exposed to this segment of the market. I am reasonably sure that this cycle is ending and future returns will better reflect the underlying fundamentals of the companies.

Although the Fund reports on a fiscal year for administrative purposes, I, as well as most shareholders, think in terms of calendar years for their investments and the markets in general. For that reason, I intend to devote most of this letter to commenting on the calendar year (January – December). During 2009, the Fund was up 21.74% versus the S& P 500 up 26.46%. In 2009 we had three stocks which were up more than 100%. Those were Nalco Holdings, Waters Corp. and Core Labs. Our worst performers were Papa John’s Pizza, down 11%, Research in Motion, down 0.8%, and McDonald’s, up 0.4%. It is interesting that McDonald’s was among our worst performers in 2009 and was our best performer in 2008. Our largest absolute dollar gains were in Medco Health, Nalco and Core Labs. Our biggest loss was in Papa John’s, but it was minor in terms of impact.

We lost an average of 24% on our short positions but since this was less than the percentage gain in the market, they did outperform. Our shorts were paired with long positions and, in every case, other than Lowe’s vs. Home Depot, we had relative out-performance. Home Depot gained 20% for the year while Lowe’s gained only 15% so the net position was negative which was pretty much a disaster in a strongly positive year. In general, the reason we under-performed in 2009 was the same reason we out-performed in 2008. We were very under invested in Financials and over-invested in cash. As we head into 2010, we have closed out our short positions and for periods of time in the first quarter of the calendar year have been almost fully invested. During the first quarter of the calendar year, our performance has been in line with the S&P 500 even though we are still under-weight in Financials and over-weight in Health Care and Materials.

Over the past three calendar years, we have out-performed the S&P 500 by over 4% in 2007, about 4% in 2008 and under-performed by 4.7% in 2009. On a three year basis, we are meeting our goal of providing relatively attractive returns to the market, but the volatility has been extreme. Our goal is to damper the price swings in the future as the market returns to historical valuations and volatility. We think this will be the normal result as valuations of the smaller and more speculative companies have become extended versus the larger and better financed entities. The resurgence of credit problems both here and around the world should also lead to this desirable result.

I thank you for your patience and loyalty and want to assure you of our best efforts to protect and grow your investment.

Sincerely,

David B. Gilbert

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-859-5865.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-859-5865 and a copy will be sent to you free of charge or download a copy at www.piedmontselectequityfund.com. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

The Piedmont Select Equity Fund
Performance Information (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
The Piedmont Select Equity Fund and the Standard & Poor’s 500 Index

Average Annual Total Returns(a) (for periods ended March 31, 2010)
	1 Year	3 Years	Since Inception(b)
The Piedmont Select Equity Fund(c)	34.27%	-3.28%	0.46%
Standard & Poor’s 500 Index	49.77%	-4.17%	2.45%

(a)	The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was April 26, 2005.

(c)	The Fund’s net expense ratio for the year ended March 31, 2010 was 1.41%. The net expense ratio as stated in the 2/1/10 prospectus was 1.62%.

The Piedmont Select Equity Fund
Portfolio Information March 31, 2010 (Unaudited)

THE PIEDMONT SELECT EQUITY FUND VS. S&P 500 INDEX
NET SECTOR EXPOSURE*

*
The net percentages for The Piedmont Select Equity Fund are computed by taking the net dollar exposure, including short positions, and dividing by the net assets of the Fund. Consequently, the percentages are not likely to total to 100%.

Top 10 Long Positions

Security Description	% of Net Assets
Medco Health Solutions, Inc.	4.8%
NIKE, Inc. - Class B	4.3%
Stryker Corp.	4.2%
PepsiCo, Inc.	4.0%
Waters Corp.	3.6%
Noble Energy, Inc.	3.3%
QUALCOMM, Inc.	3.1%
J.M. Smucker Co. (The)	3.0%
Nalco Holding Co.	3.0%
Visa, Inc. - Class A	2.9%

The Piedmont Select Equity Fund
Schedule of Investments March 31, 2010

Shares	COMMON STOCKS — 95.4%	Value
	Consumer Discretionary — 11.5%
	Hotels, Restaurants & Leisure — 4.9%
8,000	McDonald's Corp.	$533,760
15,000	Papa John's International, Inc. *	385,650
		919,410
	Internet and Catalog Retail — 2.3%
20,000	PetMed Express, Inc.	443,400

	Textiles, Apparel & Luxury Goods — 4.3%
11,000	NIKE, Inc. - Class B	808,500

	Consumer Staples — 9.3%
	Beverages — 4.0%
11,374	PepsiCo, Inc. +	752,504

	Food Products — 3.0%
9,500	J.M. Smucker Co. (The)	572,470

	Household Products — 2.3%
7,000	Energizer Holdings, Inc. *	439,320

	Energy — 10.6%
	Energy Equipment & Services — 4.8%
11,000	Baker Hughes, Inc.	515,240
3,000	Core Laboratories N.V.	392,400
		907,640
	Oil, Gas & Consumable Fuels — 5.8%
8,500	Noble Energy, Inc.	620,500
20,000	Statoil ASA - ADR	466,600
		1,087,100
	Financials — 2.1%
	Diversified Financial Services — 2.1%
100,000	Citigroup, Inc.	405,000

	Health Care — 28.2%
	Biotechnology — 2.8%
9,000	Amgen, Inc. *	537,840

	Health Care Equipment & Supplies — 5.9%
7,000	Abaxis, Inc. *	190,330
10,000	MAKO Surgical Corp. *	134,800
14,000	Stryker Corp. +	801,080
		1,126,210

The Piedmont Select Equity Fund
Schedule of Investments (Continued)

Shares	COMMON STOCKS — 95.4% (Continued)	Value
	Health Care — 28.2% (Continued)
	Health Care Providers & Services — 10.1%
8,000	Henry Schein, Inc. *	$471,200
7,000	Laboratory Corp. of America Holdings *	529,970
14,000	Medco Health Solutions, Inc. * +	903,840
		1,905,010
	Health Care Technology — 1.6%
5,000	Quality Systems, Inc.	307,200

	Life Sciences Tools & Services — 3.6%
10,000	Waters Corp. *	675,400

	Pharmaceuticals — 4.2%
10,000	Bristol-Myers Squibb Co.	267,000
8,000	Johnson & Johnson	521,600
		788,600
	Industrials — 10.8%
	Aerospace & Defense — 2.3%
8,000	ITT Corp.	428,880

	Commercial Services & Supplies — 2.8%
15,000	Copart, Inc. *	534,000

	Industrial Conglomerates — 0.3%
2,000	Raven Industries, Inc.	58,980

	Machinery — 5.4%
8,000	Donaldson Co., Inc.	360,960
12,000	Graco, Inc.	384,000
5,000	Lincoln Electric Holdings, Inc.	271,650
		1,016,610
	Information Technology — 10.6%
	Communications Equipment — 3.1%
14,000	QUALCOMM, Inc.	587,860

	Electronic Equipment — 2.1%
20,000	Corning, Inc.	404,200

	IT Services — 2.9%
6,000	Visa, Inc. - Class A	546,180

	Software — 2.5%
10,000	Citrix Systems, Inc. *	474,700

The Piedmont Select Equity Fund
Schedule of Investments (Continued)

Shares	COMMON STOCKS — 95.4% (Continued)	Value
	Materials — 10.6%
	Chemicals — 8.4%
14,000	Hawkins, Inc.	$338,800
5,000	Mosaic Co. (The)	303,850
23,000	Nalco Holding Co.	559,590
7,000	Syngenta AG - ADR	388,570
		1,590,810
	Metals & Mining — 2.2%
8,000	Schnitzer Steel Industries, Inc. - Class A	420,240

	Utilities — 1.7%
	Electric Utilities — 1.7%
20,000	Duke Energy Corp.	326,400

	Total Common Stocks (Cost $14,900,686)	$18,064,464

Shares	EXCHANGE-TRADED FUNDS — 2.5%	Value
20,000	PowerShares DB Commodity Index Tracking Fund * (Cost $472,394)	$470,400

Shares	MONEY MARKET FUNDS — 2.0%	Value
373,819	Evergreen Institutional Money Market Fund - Institutional Class, 0.01% (a) (Cost $373,819)	$373,819

	Total Investments at Value — 99.9% (Cost $15,746,899)	$18,908,683

	Other Assets in Excess of Liabilities — 0.1%	14,348

	Net Assets — 100.0%	$18,923,031

ADR - American Depositary Receipt

+	All or a portion of the security is held as collateral for short sales.

*	Non-income producing security.

(a)	Variable rate security. The coupon rate shown is the 7-day effective yield as of March 31, 2010.

See accompanying notes to financial statements.

The Piedmont Select Equity Fund
Schedule of Securities Sold Short March 31, 2010

Shares	COMMON STOCKS — 0.9%	Value
	Industrials — 0.9%
	Machinery — 0.9%
3,000	Deere & Co.	$178,380

	Total Securities Sold Short (Proceeds $131,692)	$178,380

See accompanying notes to financial statements.

The Piedmont Select Equity Fund
Statement of Assets and Liabilities March 31, 2010

ASSETS
Investments in securities:
At acquisition cost	$15,746,899
At value (Note 2)	$18,908,683
Deposits with broker for securities sold short (Note 2)	257,563
Dividends receivable	18,077
Receivable from Advisor (Note 5)	1,588
Other assets	13,879
Total assets	19,199,790

LIABILITIES
Securities sold short, at value (proceeds $131,692) (Note 2)	178,380
Dividends payable on securities sold short (Note 2)	840
Payable for investment securities purchased	69,548
Payable for capital shares redeemed	3,606
Payable to administrator (Note 5)	6,270
Other accrued expenses	18,115
Total liabilities	276,759

NET ASSETS	$18,923,031

NET ASSETS CONSIST OF:
Paid-in capital	$19,305,127
Accumulated net realized losses from security transactions	(3,497,192)
Net unrealized appreciation on investments	3,115,096

NET ASSETS	$18,923,031

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,879,189

Net asset value, offering price and redemption price per share	$10.07

See accompanying notes to financial statements.

The Piedmont Select Equity Fund
Statement of Operations For the Year Ended March 31, 2010

INVESTMENT INCOME
Dividend income (Net of foreign tax of $4,367)	$223,508

EXPENSES
Investment advisory fees (Note 5)	147,453
Professional fees	47,374
Fund accounting fees (Note 5)	31,645
Administration fees (Note 5)	25,341
Registration fees	22,604
Transfer agent fees (Note 5)	15,000
Insurance expense	11,938
Printing of shareholder reports	10,340
Dividend expense on securities sold short (Note 2)	9,845
Custody and bank service fees	8,771
Distributor services fees (Note 5)	6,000
Trustees’ fees	5,250
Postage and supplies	3,865
Other expenses	10,508
Total expenses	355,934
Less fees waived by the Advisor (Note 5)	(124,887)
Net expenses	231,047

NET INVESTMENT LOSS	(7,539)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND SECURITIES SOLD SHORT
Net realized losses from security transactions:
Investments	(398,508)
Securities sold short	(227,786)
Net change in unrealized appreciation (depreciation) on:
Investments	5,445,257
Securities sold short	(171,443)

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND SECURITIES SOLD SHORT	4,647,520

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,639,981

See accompanying notes to financial statements.

The Piedmont Select Equity Fund
Statements of Changes in Net Assets

	Year Ended March 31, 2010	Year Ended March 31, 2009
FROM OPERATIONS
Net investment loss	$(7,539)	$(32,853)
Net realized gains (losses) from security transactions:
Investments	(398,508)	(1,394,293)
Securities sold short	(227,786)	521,499
Option contracts	—	8,697
Net change in unrealized appreciation (depreciation) on:
Investments	5,445,257	(3,364,254)
Securities sold short	(171,443)	116,769
Option contracts	—	32,650
Net increase (decrease) in net assets from operations	4,639,981	(4,111,785)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	4,000,609	518,026
Payments for shares redeemed	(1,036,208)	(1,110,088)
Net increase (decrease) in net assets from capital share transactions	2,964,401	(592,062)

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,604,382	(4,703,847)

NET ASSETS
Beginning of year	11,318,649	16,022,496
End of year	$18,923,031	$11,318,649

ACCUMULATED NET INVESTMENT INCOME	$—	$—

CAPITAL SHARE ACTIVITY
Shares sold	484,990	54,573
Shares redeemed	(115,420)	(112,329)
Net increase (decrease) in shares outstanding	369,570	(57,756)
Shares outstanding at beginning of year	1,509,619	1,567,375
Shares outstanding at end of year	1,879,189	1,509,619

See accompanying notes to financial statements.

The Piedmont Select Equity Fund
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended March 31, 2010		Year Ended March 31, 2009		Year Ended March 31, 2008	Year Ended March 31, 2007	Period Ended March 31, 2006 (a)
Net asset value at beginning of period	$7.50		$10.22		$11.14	$10.93	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.00	)(b)	(0.02)		(0.07)	0.03	(0.07)
Net realized and unrealized gains (losses) on investments	2.57		(2.70)		(0.84)	0.24	1.09
Total from investment operations	2.57		(2.72)		(0.91)	0.27	1.02

Less distributions:
From net investment income	—		—		(0.01)	(0.02)	—
From net realized gains on investments	—		—		—	(0.04)	(0.09)
Total distributions	—		—		(0.01)	(0.06)	(0.09)

Net asset value at end of period	$10.07		$7.50		$10.22	$11.14	$10.93

Total return (c)	34.27%		(26.61%	)	(8.17% )	2.52%	10.24%	(d)

Net assets at end of period (000’s)	$18,923		$11,319		$16,022	$16,488	$2,928

Ratios/supplementary data:
Ratio of gross expenses to average net assets	2.17%		2.45%		2.22%	2.31%	9.53%	(f)

Ratio of net expenses to average net assets (e)	1.41%	(g)	1.62%	(g)	1.67% (g)	1.38% (g)	2.25%	(f)

Ratio of net investment income (loss) to average net assets (e)	(0.05%	)	(0.23%	)	(0.60% )	0.39%	(0.89%	)(f)

Portfolio turnover rate	62%		67%		82%	114%	129%	(d)

(a)	Represents the period from the commencement of operations (April 26, 2005) through March 31, 2006.

(b)	Amount rounds to less than $0.01 per share.

(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)	Ratio was determined after advisory fee waivers and expense reimbursements (Note 5).

(f)	Annualized.

(g)	The net expense ratio listed is greater than the expense limit of 1.35% due to dividends on securities sold short and interest expense, if any (Note 5).

See accompanying notes to financial statements.

The Piedmont Select Equity Fund
Notes to Financial Statements March 31, 2010

1. Organization

The Piedmont Select Equity Fund (the “Fund”) is a non-diversified series of The Piedmont Investment Trust (the “Trust”), which is organized as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940 as an open-end management investment company.

The Fund commenced operations on April 26, 2005. The investment objective of the Fund is to provide long-term growth of capital.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies:

Securities Valuation – The valuation of portfolio securities is determined in accordance with procedures established by, and under the direction of, the Board of Trustees (the “Trustees”). In determining the value of the Fund’s total assets, portfolio securities are generally calculated at market value using quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less may be valued at amortized cost, which approximates market value. The Fund normally uses pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a mid-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation. Pursuant to policies adopted by the Trustees, the investment advisor is responsible for notifying the Trustees (or the Trust’s Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures. The Fund may be unable to receive the portfolio security’s fair value if the Fund should sell the security. The Trustees monitor and evaluate the Fund’s use of fair value pricing and periodically review the results of any fair valuation under the Fund’s policies.

Accounting principles generally accepted in the United States of America (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

The Piedmont Select Equity Fund
Notes to Financial Statements (Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•   Level 1 – quoted prices in active markets for identical securities

•   Level 2 – other significant observable inputs

•   Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments in securities and other financial instruments as of March 31, 2010 by security type:

	Level 1	Level 2	Level 3	Total
Common Stocks	$18,064,464	$—	$—	$18,064,464
Common Stocks – Sold Short	(178,380)	—	—	(178,380)
Exchange-Traded Funds	470,400	—	—	470,400
Money Market Funds	—	373,819	—	373,819
Total	$18,356,484	$373,819	$—	$18,730,303

Refer to the Fund’s Schedule of Investments and Schedule of Securities Sold Short for a listing of the common stocks valued using Level 1 inputs by industry type.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Balance as of March 31, 2009	$250,000
Sales	(250,000)
Balance as of March 31, 2010	$—

Share Valuation — The net asset value of the Fund’s shares is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

Investment Transactions — Investment transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis, which is the same basis used for federal income tax purposes.

Investment Income — Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities are amortized using the interest method.

The Piedmont Select Equity Fund
Notes to Financial Statements (Continued)

Securities Sold Short — The Fund may sell securities short for economic hedging purposes. For financial statement purposes, an amount equal to the settlement amount is included on the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the Investment Company Act of 1940 to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the collateral is required to be adjusted daily to reflect changes in the value of the securities sold short. The broker may charge interest if a specified portion of the collateral is not held in cash.

Option Transactions — The Fund may purchase and write put and call options on securities. The Fund may write a call or put option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is included on the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date or the Fund enters into a closing purchasing transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security). If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

Dividend Distributions — Distributions to shareholders arising from net investment income and from net realized capital gains (if any) are declared and paid at least annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. Dividends and distributions are recorded on the ex-dividend date.

There were no distributions paid to shareholders during the years ended March 31, 2010 and 2009.

The Piedmont Select Equity Fund
Notes to Financial Statements (Continued)

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Federal Income Tax

It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes is required.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2010:

Cost of portfolio investments and securities sold short	$15,615,207
Gross unrealized appreciation	$3,454,847
Gross unrealized depreciation	(339,751)
Net unrealized appreciation	$3,115,096
Capital loss carryforwards	(3,497,192)
Accumulated deficit	$(382,096)

As of March 31, 2010, the Fund had capital loss carryforwards for federal income tax purposes of $3,497,192, of which $503,841 expires on March 31, 2015, $395,808 expires on March 31, 2016, $474,709 expires March 31, 2017 and $2,122,834 expires on March 31, 2018. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

For the year ended March 31, 2010, the Fund reclassified accumulated net investment loss of $7,539 against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2007 through March 31, 2009) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

The Piedmont Select Equity Fund
Notes to Financial Statements (Continued)

4. Investment Transactions

During the year ended March 31, 2010, cost of purchases and sales of investment securities, other than short-term investments and U.S. government securities, were $12,347,876 and $9,152,704, respectively.

5. Transactions with Affiliates

A Trustee and certain officers of the Trust are also officers of Sheets Smith Wealth Management, Inc. (the “Advisor”) or of Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

INVESTMENT ADVISORY AGREEMENT
Under the terms of an Investment Advisory Agreement between the Trust and the Advisor, the Advisor serves as the investment advisor to the Fund. For its services, the Fund pays the Advisor an investment advisory fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.90% of the Fund’s average daily net assets.

The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive its investment advisory fees and to assume other expenses of the Fund, if necessary, in order to limit the Fund’s total operating expenses (exclusive of interest, taxes, brokerage fees and commissions, dividends on securities sold short and extraordinary expenses) to not more than 1.35% of the Fund’s average daily net assets. This Expense Limitation Agreement is currently in effect until August 1, 2011 and may continue from year-to-year thereafter, provided such continuation is approved by the Trustees. During the year ended March 31, 2010, the Advisor waived investment advisory fees of $124,887.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement with the Trust, Ultimus supplies executive, administrative and regulatory services to the Fund, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission (the “SEC”) and state securities authorities. For these services, the Fund pays to Ultimus, on a monthly basis, a fee equal to 0.15% per annum of the Fund’s average daily net assets up to $50 million, 0.125% of such assets from $50 million to $100 million, 0.10% of such assets from $100 million to $250 million, 0.075% of such assets from $250 million to $500 million and 0.05% of such assets in excess of $500 million, provided, however, that the minimum fee is $2,000 per month.

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement with the Trust, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives a base fee of $2,500 per month, plus an asset-based fee at the annual rate of 0.01% of the first $500 million of the Fund’s average daily net assets and 0.005% of such assets in excess of $500 million. In addition, the Fund pays all costs of external pricing services.

The Piedmont Select Equity Fund
Notes to Financial Statements (Continued)

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement with the Trust, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchase and redemption of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives a fee payable monthly at an annual rate of $20 per account, provided, however, that the minimum fee is $1,000 per month if the Fund has less than 25 shareholders, $1,250 if the Fund has between 25 and 100 shareholders and $1,500 per month if the Fund has more than 100 shareholders. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage and supplies.

DISTRIBUTION AGREEMENT
Pursuant to the terms of a Distribution Agreement with the Trust, the Distributor serves as the Fund’s principal underwriter. The Distributor receives annual compensation of $6,000 for such services. The Distributor is an affiliate of Ultimus.

6. Contingencies and Commitments

The Fund indemnifies its officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

8. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 31, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

The Piedmont Select Equity Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Piedmont Investment Trust
and the Shareholders of The Piedmont Select Equity Fund:

We have audited the accompanying statement of assets and liabilities of The Piedmont Select Equity Fund, a series of shares of The Piedmont Investment Trust (the “Fund”), including the schedule of investments, as of March 31, 2010, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period April 26, 2005 (commencement of operations) to March 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2010 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Piedmont Select Equity Fund as of March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and for the period April 26, 2005 to March 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 21, 2010

The Piedmont Select Equity Fund
About Your Fund’s Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other fund expenses. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2009 through March 31, 2010).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not impose any sales loads or redemption fees. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

The Piedmont Select Equity Fund
About Your Fund’s Expenses (Unaudited) (Continued)

More information about the Fund’s expenses, including historical annualized expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,117.60	$7.39
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.95	$7.04

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-859-5865, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-859-5865, or on the SEC’s website at http://www.sec.gov.

The Fund files a complete listing of portfolio holdings of the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-888-859-5865. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Piedmont Select Equity Fund
Board of Trustees and Executive Officers (Unaudited)

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term.

The following table provides information regarding each Trustee and executive officer of  the Trust including their principal occupations during the past five years and public directorships held by the Trustees:

Name, Address and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
Richard V. Fulp (age 67) 2325 Warwick Road Winston-Salem, NC 27104	Trustee	Since August 2006	Director of Franklin Street Partners, Inc. (investment manager) since 1994 and Managing Partner since 1997; Managing Partner of Franklin Street Ventures (venture capital firm) since 1997; Chairman of the Board of Franklin Street Trust Company (NC chartered trust company) since 1994; Director since 2007 and Treasurer since 2008 of Arbor Acres, Inc. (nonprofit retirement home).	1	None
Greg A. Christos (age 53) Level 4 Group, Inc. 4309 Emperor Boulevard Suite 100 Durham, NC 27703	Trustee	Since August 2006	Chief Executive Officer of Level 4 Group, Inc. (formerly SECUSA Holdings Inc.) (leveraged-buy-out and merchant banking company) since June 2003.	1	None
INTERESTED TRUSTEE*
David B. Gilbert (age 67) 120 Club Oaks Court Suite 200 Winston-Salem, NC 27104	Trustee and President/ Treasurer (Principal Executive Officer and Principal Financial Officer)	Since April 2009	Executive Vice President, Sheets Smith Wealth Management, Inc. since February, 1994.	1	None

*	Mr. Gilbert is an Interested Trustee because he is Executive Vice President of Sheets Smith Wealth Management, Inc., the investment advisor of the Fund.

The Piedmont Select Equity Fund
Board of Trustees and Executive Officers (Unaudited) (Continued)

Name, Address and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
OTHER OFFICERS
Robert G. Dorsey (age 53) 225 Pictoria Drive Suite 450 Cincinnati, OH 45246	Vice President	Since June 2007	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
John F. Splain (age 53) 225 Pictoria Drive Suite 450 Cincinnati, OH 45246	Secretary	Since June 2007	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
Paul T. Anthony (age 44) 120 Club Oaks Court Suite 200 Winston-Salem, NC 27104	Chief Compliance Officer	Since May 2006	Chief Compliance Officer of Sheets Smith Wealth Management, Inc.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a copy of the SAI, please call 1-888-859-5865.

This page intentionally left blank.

This page intentionally left blank.

The Piedmont Select Equity Fund
is a series of
The Piedmont Investment Trust
_______________________

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
The Piedmont Select Equity Fund	Sheets Smith Wealth Management, Inc.
c/o Ultimus Fund Solutions, LLC	120 Club Oaks Court, Suite 200
225 Pictoria Drive, Suite 450	Winston Salem, North Carolina 27104
Cincinnati, OH 45246

Toll-Free Telephone:	World Wide Web @:
1-888-859-5865	piedmontselectfund.com

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to the following risks: market risk, management style risk, sector risk, nondiversified fund risk, issuer risk, mid-cap risk, interest rate risk and credit risk. More information about these risks and other risks can be found in the Fund’s prospectus.

The performance information quoted in this report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. A copy of the prospectus is available at www.piedmontselectfund.com or by calling Shareholder Services at 1-888-859-5865. The prospectus should be read carefully before investing.

Stated performance in the Fund was achieved at some or all points during the year by waiving or reimbursing part of the Fund’s total expenses to ensure shareholders did not absorb expenses significantly greater than the industry norm.

This Annual Report was first distributed to shareholders on or about May 30, 2010.

For More Information on Your Piedmont Select Equity Mutual Fund:

See Our Web site @ www.piedmontselectfund.com or

Call Our Shareholder Services Group Toll-Free at 1-888-859-5865

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee.  It was the view of the committee that, if novel issues ever arise, it will hire an expert to assist it as needed.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $13,000 and $13,000 with respect to the registrant’s fiscal years ended March 31, 2010 and 2009, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,000 and $2,000 with respect to the registrant’s fiscal years ended March 31, 2010 and 2009, respectively.  The services comprising these fees are the preparation of the registrant’s federal and state income and federal excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
Aggregate non-audit fees of $2,000 and $2,000 were billed by the registrant’s accountant for services rendered to the registrant with respect to the fiscal years ended March 31, 2010 and 2009, respectively.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The Piedmont Investment Trust

By (Signature and Title)*		/s/ David B. Gilbert
David B. Gilbert, Trustee, President, Treasurer, Principal Executive Officer & Principal Financial Officer
Date	June 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ David B. Gilbert
David B. Gilbert, Trustee, President, Treasurer, Principal Executive Officer & Principal Financial Officer
Date	June 1, 2010

* Print the name and title of each signing officer under his or her signature.